UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

NINE ENERGY SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200

Houston, Texas 77019

(Address of principal executive offices)

(281) 730-5100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Nine Energy Service, Inc. (the “Company”) on October 26, 2018 (the “Original Form 8-K”), on October 25, 2018 (the “Closing Date”), the Company completed its acquisition (the “Magnum Acquisition”) of all of the equity interests of Magnum Oil Tools International, LTD, Magnum Oil Tools GP, LLC and Magnum Oil Tools Canada Ltd. (collectively, “Magnum”) pursuant to a Securities Purchase Agreement, dated as of October 15, 2018.

This Current Report on Form 8-K/A (this “Amendment”) is filed solely for the purpose of amending the Original Form 8-K to provide the financial statements of Magnum and the pro forma information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Magnum Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited combined financial statements of Magnum as of and for the years ended December 31, 2017 and 2016, and the notes related thereto, are attached to this Amendment as Exhibit 99.1 and are incorporated herein by reference. In addition, the audited combined financial statements of Magnum as of and for the year ended December 31, 2015, and the notes related thereto, are attached to this Amendment as Exhibit 99.2 and are incorporated herein by reference.

The unaudited combined financial statements of Magnum as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017, and the notes related thereto, are attached to this Amendment as Exhibit 99.3 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2018 and the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2018 and the year ended December 31, 2017, and the notes related thereto, are attached to this Amendment as Exhibit 99.4 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Fisher, Herbst & Kemble, P.C..

99.1	Audited combined financial statements of Magnum as of and for the years ended December 31, 2017 and December 31, 2016 and the notes related thereto.

99.2	Audited combined financial statements of Magnum as of and for the year ended December 31, 2015 and the notes related thereto.

99.3	Unaudited combined financial statements of Magnum as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 and the notes related thereto.

99.4	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2018 and the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2018 and the year ended December 31, 2017 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2019	NINE ENERGY SERVICE, INC.

	By:	/s/ Clinton Roeder
Clinton Roeder Senior Vice President and Chief Financial Officer (Principal Financial Officer)